UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 19, 2007
                                                   --------------

                           The New York Times Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

      New York                       1-5837                       13-1102020
--------------------------------------------------------------------------------
  (State or Other                  (Commission                  (IRS Employer
   Jurisdiction                    File Number)              Identification No.)
 of Incorporation)

229 West 43rd Street, New York, New York                          10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 556-1234
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 Results of Operations and Financial Condition.

            On April 19, 2007, The New York Times Company (the "Company") issued a press release announcing the Company's earnings for the quarter ended April 1, 2007. On April 19, 2007, the Company also issued a press release announcing the Company's revenues for March 2007. Copies of these press releases are furnished as exhibits to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

     Exhibit 99.1 The New York Times Company Earnings Press Release dated April 19, 2007

     Exhibit 99.2 The New York Times Company March Revenues Press Release dated April 19, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE NEW YORK TIMES COMPANY



Date:  April 19, 2007                   By:  /s/ Rhonda L. Brauer
                                             -----------------------------------
                                              Rhonda L. Brauer
                                              Secretary and
                                              Corporate Governance Officer

                                  Exhibit List

     Exhibit 99.1 The New York Times Company Earnings Press Release dated April 19, 2007

     Exhibit 99.2 The New York Times Company March Revenues Press Release dated April 19, 2007